UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22771

Oppenheimer Global Real Estate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 4/30/2018

Item 1. Reports to Stockholders.

Annual Report 4/30/2018

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Global Real Estate Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	FTSE EPRA NAREIT Global NR Index
1-Year	7.16%	1.00%	7.04%
5-Year	3.47	2.25	3.26
Since Inception (3/20/13)	5.13	3.92	4.86

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Update

The Board of Trustees of Oppenheimer Global Real Estate Fund (the Fund) has approved the decision to liquidate the Fund, effective on or about August 24, 2018 (Liquidation Date).

The Fund will be closed to new investors effective close of business June 15, 2018. Existing investors can continue to purchase or exchange shares until close of business August 17, 2018, at which time no further purchases or exchanges will be accepted as we prepare the portfolio for liquidation.1 Shares purchased or redeemed after close of business June 15, 2018, will not be subject to initial sales charges or contingent deferred sales charges (CDSC), though shares held in omnibus accounts may be subject to protocols of the financial intermediary.

1. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Fund’s liquidation.

3        OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charges) produced a 7.16% return for the one-year reporting ended April 30, 2018. On a relative basis, the Fund outperformed its benchmark, the FTSE EPRA NAREIT Global NR Index (the “Index”), which produced a 7.04% return for the same period.

MARKET OVERVIEW

In a period of overall market volatility, the Index returned 7.04% during the reporting period. Overall returns slowed and turned negative for core property sectors in the rising interest rate environment.

The performance of Chinese listed real estate investment companies led the Index during this period, due to the run-up of high growth but high-leverage companies. Chinese stocks turned negative at the end of the period, on a combination of an underlying real estate sales slowdown and tighter financing conditions.

Price controls in higher tier cities weighed on the real estate market, while more stringent regulation of the shadow banking system hindered some developers’ ability to get inexpensive financing.

Hong Kong also had very strong, albeit volatile, returns during the one-year period. Although underlying property prices are expensive in Hong Kong, the residential market is holding up surprisingly well, with developers still receiving multiple times the subscription for their project launches.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

4        OPPENHEIMER GLOBAL REAL ESTATE FUND

At the same time, developers with large farmland holdings are benefitting from farmland conversions. Several developers have been able to move forward with their farmland conversion negotiations with the government at reasonable land premiums, enabling them to enhance their net asset values (NAVs).

Performance was strong in most of Europe during this period, especially Spain, Germany, France, and Sweden. Strong economic momentum in Spain coupled with a lack of supply has resulted in strong rental growth in the office sector and Spanish hotels have been profiting from an increase in tourism in the country. Germany was the second strongest European country, fueled by strong growth in German rents and companies being able to enhance profits through tenant-financed apartment modernizations. Urbanization trends, migration, and the lack of apartments, combined with development being unprofitable, lead us to believe that this sector will perform well into the future. French and Swedish offices also have shown good performance this reporting period. Similar to Spain, offices have profited from strong demand and virtually no supply. The UK was one of the weaker performers, due to Brexit uncertainty and negative economic momentum.

Japanese returns were driven by the re-rating of Japan developers from trough valuations. Improved global trade and Japan’s consumer price index (CPI) fed market confidence in

Japan’s economic recovery and resulted in

strong performance of Japan’s equity market, particularly Japan developers. In addition to macro factors, company specific initiatives to improve shareholder return including increased dividend payout and share buyback announcements also boosted Japan developer shares.

Returns of REITs in the U.S. were overall negative due to the rising interest rate environment, as well as decelerating real estate market conditions. Retail sectors experienced negative performance as increased store closings continued to act as a headwind to fundamentals, with headline risk due to the growth of e-commerce. Health Care stocks underperformed on the back of several company-specific tenant issues. Office sector performance was weak in the period, as several companies reported higher-than-expected tenant churn, driven by increased supply in most major markets. Returns were strong in the Industrial sector, which continued to benefit from e-commerce demand. Industrial supply remained at manageable levels, and high occupancy levels have been providing property owners with strong pricing power. The Hotel sector benefited from increased business spending following the tax reform fiscal stimulus.

FUND REVIEW

The Fund’s greatest outperformance versus the Index in this period was from property sector allocation and stock selection in the United States:

5        OPPENHEIMER GLOBAL REAL ESTATE FUND

●	The Fund benefited from its underweight position in the Diversified sector. These higher dividend REITs underperformed with the expectation of a higher interest rate environment.

●	The Fund outperformed in its overweight position in the non-core Timber, Infrastructure (mostly cell-tower companies) and Single Family Homes sectors. Cell towers benefited from increased use of smartphones, although this sector has slowed due to merger talks among cell carriers T-Mobile and Sprint.

●	The Fund benefited from its underweight position in the Apartment sector early in the period as rent growth decelerated, but recently we increased our weight as we believe the spread between the current pricing of Apartment REITs and their net asset values (NAVs) presents a buying opportunity. The Industrial sector’s strong leasing trends have been driven by e-commerce demand.
●	The Fund’s weakest performance relative to the Index was due to its underweight position in the Self-Storage sector. Although this sector performed relatively well compared to the total Index, we believe supply issues will adversely affect future growth and the Fund will maintain its underweight position in this sector.

The Fund has positive attribution from its overweight positions in Spain and Germany. As noted above, European returns were helped by underlying strong occupational and investment markets, as well as by the accommodative monetary policy of the European Central Bank (ECB).

The Fund had the most negative attribution from its positioning in China. The Fund was underweight companies such as China Evergrande and Sunac China Holdings, which had strong returns during this period, but have higher leverage and weaker corporate governance and transparency.

David Wharmby, CFA Portfolio Manager

Henry Burgers, CFA Portfolio Manager

The Portfolio Managers are employed by the Fund’s sub-sub-adviser, Barings LLC. The opinions of the Portfolio Managers do not necessarily reflect the opinions of OppenheimerFunds.

6        OPPENHEIMER GLOBAL REAL ESTATE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Prologis, Inc.	4.1%
Vonovia SE	4.1
Digital Realty Trust, Inc.	3.0
Goodman Group	2.7
UDR, Inc.	2.6
Simon Property Group, Inc.	2.5
Kilroy Realty Corp.	2.4
Unibail-Rodamco SE	2.2
Regency Centers Corp.	2.2
Hilton Worldwide Holdings, Inc.	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	47.5%
Japan	9.4
Hong Kong	8.2
China	5.4
Australia	5.3
Germany	4.7
France	4.4
Singapore	4.2
United Kingdom	3.6
Spain	2.0

Portfolio holdings and allocation are subject to change. Percentages are as of April 30, 2018, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of investments.

7        OPPENHEIMER GLOBAL REAL ESTATE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (OGRAX)	3/20/13	7.16%	3.47%	5.13%
Class C (OGRCX)	3/20/13	6.28	2.64	4.29
Class I (OIRGX)	3/20/13	7.59	3.89	5.55
Class R (OGRNX)	3/20/13	6.86	3.14	4.81
Class Y (OGRYX)	3/20/13	7.64	3.84	5.50

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18
	Inception Date	1-Year	5-Year	Since Inception
Class A (OGRAX)	3/20/13	1.00%	2.25%	3.92%
Class C (OGRCX)	3/20/13	5.28	2.64	4.29
Class I (OIRGX)	3/20/13	7.59	3.89	5.55
Class R (OGRNX)	3/20/13	6.86	3.14	4.81
Class Y (OGRYX)	3/20/13	7.64	3.84	5.50

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the FTSE EPRA NAREIT Global NR Index. The FTSE EPRA NAREIT Global NR Index is a stock market index managed by the European Public Real Estate Association and the National Association of Real Estate Investment Trusts and maintained by the Financial Times Index Group (FTSE). It is composed of property company constituents that trade on several global exchanges and designed to represent general trends in eligible listed real estate stocks worldwide. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8        OPPENHEIMER GLOBAL REAL ESTATE FUND

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL REAL ESTATE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL REAL ESTATE FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$1,000.00	$1,030.30	$7.33
Class C	1,000.00	1,026.60	11.37
Class I	1,000.00	1,032.50	5.31
Class R	1,000.00	1,028.60	8.84
Class Y	1,000.00	1,033.30	5.56

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.60	7.28
Class C	1,000.00	1,013.64	11.30
Class I	1,000.00	1,019.59	5.27
Class R	1,000.00	1,016.12	8.79
Class Y	1,000.00	1,019.34	5.52

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.45%
Class C	2.25
Class I	1.05
Class R	1.75
Class Y	1.10

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS April 30, 2018

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—2.2%
Hotels, Restaurants & Leisure—2.2%
Hilton Worldwide Holdings, Inc.	14,123	$1,113,457
Financials—95.4%
Real Estate Investment Trusts (REITs)—63.5%
Diversified REITs—5.6%
Gecina SA	2,370	409,587
Hispania Activos Inmobiliarios SOCIMI SA	21,779	461,937
ICADE[1]	4,540	450,134
Land Securities Group plc	43,160	584,666
LondonMetric Property plc	93,880	245,472
NIPPON REIT Investment Corp.	129	391,685
STORE Capital Corp.	13,434	338,940
		2,882,421
Health Care REITs—4.0%
Healthcare Realty Trust, Inc.	10,510	292,493
Medical Properties Trust, Inc.	22,740	290,617
Physicians Realty Trust	55,146	823,881
Welltower, Inc.	11,510	615,095
		2,022,086
Hotel & Resort REITs—2.1%
Chesapeake Lodging Trust	21,090	622,999
Park Hotels & Resorts, Inc.	15,650	450,407
		1,073,406
Industrial REITs—10.2%
Ascendas Real Estate Investment Trust	129,000	258,772
First Industrial Realty Trust, Inc.	27,000	839,970
GLP J-REIT	597	640,450
Goodman Group	199,400	1,358,692
Prologis, Inc.	32,212	2,090,881
		5,188,765
Mortgage REITs—0.5%
New Residential Investment Corp.	14,600	255,208

	Shares	Value
Office REITs—11.1%
Allied Properties Real Estate Investment Trust	11,821	$381,896
Boston Properties, Inc.	8,834	1,072,536
CapitaLand Commercial Trust	187,172	256,207
Cousins Properties, Inc.	60,590	538,645
Derwent London plc	3,990	175,034
Dexus	60,700	432,548
Green REIT plc	220,781	404,265
Investa Office Fund	104,200	343,426
Keppel REIT	709,400	664,174
Kilroy Realty Corp.	17,212	1,233,584
Vornado Realty Trust	2,230	151,707
		5,654,022
Residential REITs—11.1%
Camden Property Trust	12,360	1,055,544
Essex Property Trust, Inc.	4,600	1,102,574
Independence Realty Trust, Inc.	49,420	464,548
Invincible Investment Corp.	566	253,049
Invitation Homes, Inc.	23,950	554,203
Sun Communities, Inc.	9,440	885,944
UDR, Inc.	36,390	1,315,499
		5,631,361
Retail REITs—12.8%
Acadia Realty Trust	20,282	478,655
Agree Realty Corp.	15,180	741,998
Hammerson plc	30,510	229,618
Japan Retail Fund Investment Corp.	131	245,578
Link REIT	65,500	578,706
Macerich Co. (The)	3,290	189,570
Regency Centers Corp.	19,107	1,124,447
Scentre Group	169,000	511,481
Simon Property Group, Inc.	8,140	1,272,608
Unibail-Rodamco SE	4,700	1,125,178
		6,497,839

12        OPPENHEIMER GLOBAL REAL ESTATE FUND

	Shares	Value
Specialized REITs—6.1%
American Tower Corp.	2,740	$373,626
Crown Castle International Corp.	3,670	370,193
Digital Realty Trust, Inc.	14,120	1,492,343
Equinix, Inc.	1,130	475,493
Gaming & Leisure Properties, Inc.	11,640	398,903
		3,110,558
Real Estate Management & Development—31.9%
Diversified Real Estate Activities—10.3%
Ayala Land, Inc.	260,200	204,518
City Developments Ltd.	97,400	927,933
Mitsubishi Estate Co. Ltd.	36,000	658,855
Mitsui Fudosan Co. Ltd.	39,800	1,020,448
StorageVault Canada, Inc.	165,770	312,445
Sumitomo Realty & Development Co. Ltd.	27,000	1,070,624
Sun Hung Kai Properties Ltd.	63,000	1,011,357
		5,206,180
Real Estate Development—10.1%
Central Pattana PCL	88,300	225,208
China Overseas Land & Investment Ltd.	124,000	414,221
China Resources Land Ltd.	210,000	788,267
China Vanke Co. Ltd., Cl. H	146,127	606,189
Ciputra Development Tbk PT	902,700	70,617
CK Asset Holdings Ltd.	119,000	1,025,862
Country Garden Holdings Co. Ltd.	384,000	782,344
Inmobiliaria Colonial Socimi SA	46,066	535,408
KWG Property Holding Ltd.	114,243	153,782

	Shares	Value
Real Estate Development (Continued)
New World Development Co. Ltd.	274,000	$402,217
Shimao Property
Holdings Ltd.	56,000	148,160
		5,152,275
Real Estate Operating Companies—11.5%
Carmila SA	9,070	274,894
Castellum AB	25,322	410,060
Deutsche Wohnen SE	6,000	283,335
Fabege AB	43,426	501,595
Hulic Co. Ltd.	41,000	441,016
SM Prime Holdings, Inc.	294,000	193,910
Unite Group plc (The)	55,550	636,534
Vonovia SE	41,305	2,071,473
Wharf Real Estate Investment Co. Ltd.	139,000	1,043,458
		5,856,275
Total Common Stocks (Cost $44,221,746)		49,643,853
Investment Company—2.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67% (Cost $1,109,702)[2,3]	1,109,702	1,109,702
Total Investments, at Value (Cost $45,331,448)	99.8%	50,753,555
Net Other Assets (Liabilities)	0.2	77,156
Net Assets	100.0%	$50,830,711

13        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2017		Gross Additions		Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	468,261		19,706,646		19,065,205	1,109,702

						Change in
	Value		Income		Realized Gain (Loss)	Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,109,702	$	9,648	$	—	$—

3. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$24,136,269	47.5%
Japan	4,721,706	9.4
Hong Kong	4,209,761	8.2
China	2,744,803	5.4
Australia	2,646,148	5.3
Germany	2,354,808	4.7
France	2,259,792	4.4
Singapore	2,107,086	4.2
United Kingdom	1,871,325	3.6
Spain	997,345	2.0
Sweden	911,655	1.8
Canada	694,340	1.4
Ireland	404,265	0.8
Philippines	398,428	0.8
Thailand	225,207	0.4
Indonesia	70,617	0.1

Total	$50,753,555	100.0%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $44,221,746)	$49,643,853
Affiliated companies (cost $1,109,702)	1,109,702

50,753,555
Receivables and other assets:
Investments sold	677,035
Dividends	84,867
Shares of beneficial interest sold	16,843
Other	9,932
Total assets	51,542,232

Liabilities
Bank overdraft-foreign	524
Payables and other liabilities:
Investments purchased	645,123
Shareholder communications	5,036
Distribution and service plan fees	4,615
Trustees’ compensation	3,243
Foreign capital gains tax	852
Shares of beneficial interest redeemed	771
Other	51,357

Total liabilities	711,521

Net Assets	$50,830,711

Composition of Net Assets
Par value of shares of beneficial interest	$4,861
Additional paid-in capital	46,414,262
Accumulated net investment loss	(790,012)
Accumulated net realized loss on investments and foreign currency transactions	(218,608)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,420,208
Net Assets	$50,830,711

15        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $15,594,014 and 1,492,417 shares of beneficial interest outstanding)	$10.45

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.09

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,326,570 and 417,602 shares of beneficial interest outstanding)	$10.36

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $25,738,848 and 2,455,688 shares of beneficial interest outstanding)	$10.48

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,724,985 and 261,717 shares of beneficial interest outstanding)	$10.41

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,446,294 and 233,539 shares of beneficial interest outstanding)	$10.47

See accompanying Notes to Financial Statements.

16        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENT

OF OPERATIONS For the Year Ended April 30, 2018

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $62,064)	$1,471,990
Affiliated companies	9,648
Interest	339
Total investment income	1,481,977

Expenses
Management fees	503,579
Distribution and service plan fees:
Class A	37,887
Class C	44,679
Class R	10,596
Transfer and shareholder servicing agent fees:
Class A	33,121
Class C	9,504
Class I	7,859
Class R	4,545
Class Y	3,954
Shareholder communications:
Class A	13,265
Class C	5,645
Class I	180
Class R	3,577
Class Y	1,142
Legal, auditing and other professional fees	53,671
Custodian fees and expenses	3,683
Borrowing fees	1,792
Trustees’ compensation	687
Other	8,119

Total expenses	747,485
Less waivers and reimbursements of expenses	(84,543)

Net expenses	662,942

Net Investment Income	819,035

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $8,993)	2,672,306
Foreign currency transactions	4,972

Net realized gain	2,677,278
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	40,911
Translation of assets and liabilities denominated in foreign currencies	(3,380)

Net change in unrealized appreciation/depreciation	37,531

Net Increase in Net Assets Resulting from Operations	$3,533,844

See accompanying Notes to Financial Statements.

17        OPPENHEIMER GLOBAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2018	Year Ended April 30, 2017

Operations
Net investment income	$819,035	$1,771,728
Net realized gain	2,677,278	11,807,598
Net change in unrealized appreciation/depreciation	37,531	(13,126,789)

Net increase in net assets resulting from operations	3,533,844	452,537

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(187,689)	(859,200)
Class C	(34,207)	(213,475)
Class I	(402,931)	(5,417,601)
Class R	(20,090)	(70,801)
Class Y	(26,564)	(209,272)

	(671,481)	(6,770,349)

Distributions from net realized gain:
Class A	(489,522)	(577,836)
Class C	(147,208)	(171,305)
Class I	(880,859)	(2,991,201)
Class R	(73,418)	(49,742)
Class Y	(66,205)	(133,816)

	(1,657,212)	(3,923,900)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(1,324,688)	1,270,378
Class C	(293,417)	(551,534)
Class I	(350,793)	(151,353,126)
Class R	995,174	395,600
Class Y	1,371,914	552,799

	398,190	(149,685,883)

Net Assets
Total increase (decrease)	1,603,341	(159,927,595)
Beginning of period	49,227,370	209,154,965

End of period (including accumulated net investment loss of $790,012 and $2,807,721, respectively)	$50,830,711	$49,227,370

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.19	$11.14	$11.34	$10.52	$10.89
Income (loss) from investment operations:
Net investment income[2]	0.15	0.09	0.15	0.07	0.08
Net realized and unrealized gain (loss)	0.59	(0.15)	(0.13)	1.19	(0.26)

Total from investment operations	0.74	(0.06)	0.02	1.26	(0.18)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.53)	(0.21)	(0.44)	(0.19)
Distributions from net realized gain	(0.35)	(0.36)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.48)	(0.89)	(0.22)	(0.44)	(0.19)
Net asset value, end of period	$10.45	$10.19	$11.14	$11.34	$10.52

Total Return, at Net Asset Value[3]	7.16%	(0.08)%	0.28%	12.18%	(1.56)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,594	$16,522	$16,822	$15,027	$4,486
Average net assets (in thousands)	$15,645	$17,252	$15,627	$8,639	$2,349
Ratios to average net assets:[4]
Net investment income	1.49%	0.87%	1.41%	0.63%	0.83%
Expenses excluding specific expenses listed below	1.67%	1.63%	1.57%	1.66%	2.04%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.67%[6]	1.63%[6]	1.57%	1.66%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.44%	1.44%
Portfolio turnover rate	85%	124%	78%	55%	100%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.67%
Year Ended April 30, 2017	1.63%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.14	$11.09	$11.29	$10.49	$10.88
Income (loss) from investment operations:
Net investment income[2]	0.07	0.01	0.06	0.00[3]	0.02
Net realized and unrealized gain (loss)	0.58	(0.16)	(0.12)	1.17	(0.29)

Total from investment operations	0.65	(0.15)	(0.06)	1.17	(0.27)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.44)	(0.13)	(0.37)	(0.12)
Distributions from net realized gain	(0.35)	(0.36)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.43)	(0.80)	(0.14)	(0.37)	(0.12)
Net asset value, end of period	$10.36	$10.14	$11.09	$11.29	$10.49

Total Return, at Net Asset Value[4]	6.28%	(0.91)%	(0.49)%	11.32%	(2.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,327	$4,526	$5,556	$4,188	$889
Average net assets (in thousands)	$4,484	$5,106	$4,892	$2,162	$594
Ratios to average net assets:[5]
Net investment income	0.69%	0.08%	0.60%	0.00%[6]	0.16%
Expenses excluding specific expenses listed below	2.47%	2.43%	2.35%	2.52%	3.31%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	2.47%[7]	2.43%[7]	2.35%	2.52%	3.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.25%	2.25%	2.24%	2.24%
Portfolio turnover rate	85%	124%	78%	55%	100%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	2.47%
Year Ended April 30, 2017	2.43%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class I	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.21	$11.16	$11.36	$10.53	$10.89

Income (loss) from investment operations:
Net investment income[2]	0.20	0.15	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.58	(0.17)	(0.14)	1.14	(0.29)

Total from investment operations	0.78	(0.02)	0.06	1.31	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.57)	(0.25)	(0.48)	(0.22)
Distributions from net realized gain	(0.35)	(0.36)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.51)	(0.93)	(0.26)	(0.48)	(0.22)

Net asset value, end of period	$10.48	$10.21	$11.16	$11.36	$10.53

Total Return, at Net Asset Value[3]	7.59%	0.32%	0.68%	12.68%	(1.14)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,739	$25,447	$184,161	$162,493	$135,185

Average net assets (in thousands)	$26,212	$119,011	$167,221	$154,104	$107,043

Ratios to average net assets:[4]
Net investment income	1.89%	1.33%	1.87%	1.50%	1.53%
Expenses excluding specific expenses listed below	1.16%	1.09%	1.07%	1.07%	1.11%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.16%[6]	1.09%[6]	1.07%	1.07%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.05%

Portfolio turnover rate	85%	124%	78%	55%	100%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.16%
Year Ended April 30, 2017	1.09%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER GLOBAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.16	$11.11	$11.32	$10.51	$10.89

Income (loss) from investment operations:
Net investment income[2]	0.12	0.06	0.11	0.08	0.08
Net realized and unrealized gain (loss)	0.59	(0.15)	(0.13)	1.15	(0.30)

Total from investment operations	0.71	(0.09)	(0.02)	1.23	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.50)	(0.18)	(0.42)	(0.16)
Distributions from net realized gain	(0.35)	(0.36)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.46)	(0.86)	(0.19)	(0.42)	(0.16)

Net asset value, end of period	$10.41	$10.16	$11.11	$11.32	$10.51

Total Return, at Net Asset Value[3]	6.86%	(0.38)%	(0.07)%	11.87%	(1.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,725	$1,682	$1,424	$907	$106

Average net assets (in thousands)	$2,162	$1,572	$1,120	$427	$86

Ratios to average net assets:[4]
Net investment income	1.19%	0.52%	1.05%	0.73%	0.79%
Expenses excluding specific expenses listed below	2.00%	1.95%	1.86%	2.05%	2.89%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	2.00%[6]	1.95%[6]	1.86%	2.05%	2.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.75%	1.75%	1.74%	1.74%

Portfolio turnover rate	85%	124%	78%	55%	100%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	2.00%
Year Ended April 30, 2017	1.95%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER GLOBAL REAL ESTATE FUND

Class Y	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 29, 2016[1]	Year Ended April 30, 2015	Year Ended April 30, 2014

Per Share Operating Data
Net asset value, beginning of period	$10.20	$11.16	$11.36	$10.53	$10.89

Income (loss) from investment operations:
Net investment income[2]	0.19	0.10	0.19	0.13	0.11
Net realized and unrealized gain (loss)	0.58	(0.13)	(0.13)	1.18	(0.26)

Total from investment operations	0.77	(0.03)	0.06	1.31	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.57)	(0.25)	(0.48)	(0.21)
Distributions from net realized gain	(0.35)	(0.36)	(0.01)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.93)	(0.26)	(0.48)	(0.21)

Net asset value, end of period	$10.47	$10.20	$11.16	$11.36	$10.53

Total Return, at Net Asset Value[3]	7.64%	0.17%	0.64%	12.62%	(1.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,446	$1,050	$1,192	$469	$208

Average net assets (in thousands)	$1,889	$3,484	$867	$569	$111

Ratios to average net assets:[4]
Net investment income	1.84%	0.91%	1.74%	1.20%	1.06%
Expenses excluding specific expenses listed below	1.40%	1.30%	1.30%	1.40%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.40%[6]	1.30%[6]	1.30%	1.40%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.09%

Portfolio turnover rate	85%	124%	78%	55%	100%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.40%
Year Ended April 30, 2017	1.30%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018

1. Organization

Oppenheimer Global Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Advisor has entered into a sub-sub-advisory agreement with Barings LLC, (the “Sub-Sub-Adviser”), an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, the parent of OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

24        OPPENHEIMER GLOBAL REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Upon receipt of notification from the issuer, subsequent to the ex-dividend date, some of the dividend income originally recorded from a real estate investment trust (“REIT”) may be reclassified as a reduction of the cost of the related investment and/or realized gain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio

25        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund paid interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 0.50%. This rate increased to the Prime Rate plus 0.35% effective July 17, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$325,775	$195,739	$4,292,483

1. At period end, the Fund had $195,739 of post-October losses available to offset future realized capital gains, if any.

26        OPPENHEIMER GLOBAL REAL ESTATE FUND

2. Significant Accounting Policies (Continued)

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $1,352,742 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[4]
$38,816	$1,870,155	$1,908,971

4. $38,651, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2018	Year Ended April 30, 2017
Distributions paid from:
Ordinary income	$671,481	$8,819,373
Long-term capital gain	1,657,212	1,874,876

Total	$2,328,693	$10,694,249

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$46,459,173

Gross unrealized appreciation	$5,179,300
Gross unrealized depreciation	(886,817)

Net unrealized appreciation	$4,292,483

In addition, distributions paid by the Fund’s investments in real estate investment trusts (“REITS”) often include a “return of capital” which is recorded by the Fund as a reduction of the cost basis of securities held. The Internal Revenue Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash”

27        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

expenses such as property depreciation, an equity REIT’s cash flows will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

28        OPPENHEIMER GLOBAL REAL ESTATE FUND

3. Securities Valuation (Continued)

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

29        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,113,457	$—	$—	$1,113,457
Financials	22,607,452	25,922,944	—	48,530,396
Investment Company	1,109,702	—	—	1,109,702

Total Assets	$24,830,611	$25,922,944	$—	$50,753,555

For the reporting period, there were no transfers between levels.

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

30        OPPENHEIMER GLOBAL REAL ESTATE FUND

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

    The Fund invests primarily in the real estate industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 50% of the Fund’s total outstanding shares at period end.

31        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2018		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	476,288	$4,954,112	439,114	$4,812,936
Dividends and/or distributions reinvested	64,353	671,867	143,618	1,414,550
Redeemed	(669,942)	(6,950,667	(471,083)	(4,957,108)

Net increase (decrease)	(129,301)	$(1,324,688)	111,649	$1,270,378

32        OPPENHEIMER GLOBAL REAL ESTATE FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended April 30, 2018		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	99,273	$1,033,145	160,194	$1,754,512
Dividends and/or distributions reinvested	17,391	180,733	38,839	378,479
Redeemed	(145,515)	(1,507,295)	(253,711)	(2,684,525)

Net decrease	(28,851)	$(293,417)	(54,678)	$(551,534)

Class I
Sold	2,053	$21,345	308,374	$3,481,043
Dividends and/or distributions reinvested	122,669	1,283,280	838,179	8,407,872
Redeemed	(161,271)	(1,655,418)	(15,163,029)	(163,242,041)

Net decrease	(36,549)	$(350,793)	(14,016,476)	$(151,353,126)

Class R
Sold	121,287	$1,256,079	68,269	$732,129
Dividends and/or distributions reinvested	8,883	92,569	12,194	119,689
Redeemed	(33,993)	(353,474)	(43,072)	(456,218)

Net increase	96,177	$995,174	37,391	$395,600

Class Y
Sold	266,212	$2,787,039	593,911	$6,610,595
Dividends and/or distributions reinvested	8,828	92,266	34,464	342,165
Redeemed	(144,454)	(1,507,391)	(632,255)	(6,399,961)

Net increase (decrease)	130,586	$1,371,914	(3,880)	$552,799

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$42,232,062	$43,679,455

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	1.00%
Over $1.0 billion	0.80

The Fund’s effective management fee for the reporting period was 1.00% of average annual net assets before any applicable waivers.

33        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Adviser under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

34        OPPENHEIMER GLOBAL REAL ESTATE FUND

8. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2018	$12,725	$—	$569	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowings; will not exceed 1.45% for Class A shares, 2.25% for Class C shares, 1.05% for Class I shares, 1.75% for Class R shares and 1.10% for Class Y shares.

35        OPPENHEIMER GLOBAL REAL ESTATE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$32,646
Class C	9,125
Class I	28,834
Class R	5,163
Class Y	5,513

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$1,576
Class C	457
Class R	203
Class Y	170

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $856 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Subsequent Event

On June 13, 2018, the Board of Trustees of the Fund, upon the recommendation of the Fund’s investment adviser, approved a plan to liquidate the Fund effective on or about August 24, 2018.

36        OPPENHEIMER GLOBAL REAL ESTATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Global Real Estate Fund:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Real Estate Fund (the “Fund”), including the statement of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of Matter

    As discussed in Note 10 to the financial statements, on June 13, 2018, the Board of Trustees of Oppenheimer Global Real Estate Fund approved a plan to liquidate the Fund. The liquidation is expected to conclude on or about August 24, 2018. Our opinion is not modified with respect to this matter.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

June 22, 2018

37        OPPENHEIMER GLOBAL REAL ESTATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

    Capital gain distributions of $0.34878 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 14, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 1.13% to arrive at the amount eligible for the corporate dividend-received deduction.

    A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $210,970 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $671,481 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38        OPPENHEIMER GLOBAL REAL ESTATE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39        OPPENHEIMER GLOBAL REAL ESTATE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from REITs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Real Estate Fund	12/14/17	4.1%	95.9%	0.0%
Oppenheimer Global Real Estate Fund	3/21/18	0.0%	0.0%	100.0%

40        OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2013) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

41        OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

42        OPPENHEIMER GLOBAL REAL ESTATE FUND

Mary F. Miller, Trustee (since 2013) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2013) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of

43        OPPENHEIMER GLOBAL REAL ESTATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joanne Pace Continued	Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 107 portfolios in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 107 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 107 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 107 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

45        OPPENHEIMER GLOBAL REAL ESTATE FUND

OPPENHEIMER GLOBAL REAL ESTATE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Sub-Sub-Adviser	Barings LLC

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

46        OPPENHEIMER GLOBAL REAL ESTATE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47        OPPENHEIMER GLOBAL REAL ESTATE FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1379.001.0418 June 22, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board's Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is "independent" for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $39,400 in fiscal 2018 and $38,300 in fiscal 2017.

(b)     Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed $3,500 in fiscal 2018 and $7,000 in fiscal 2017.

The principal accountant for the audit of the registrant's annual financial statements billed $441,236 in fiscal 2018 and $234,635 in fiscal 2017 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits and additional audit services

(c)     Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant's annual financial statements billed $669,599 in fiscal 2018 and $689,805 in fiscal 2017 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)     All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant's annual financial statements billed $1,114,335 in fiscal 2018 and $931,440 in fiscal 2017 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant's audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund's Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Real Estate Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018